RISKS (Details Narrative)	12 Months Ended
	May 31, 2026 USD ($)	May 31, 2025 USD ($)	May 31, 2026 HKD ($)
Risks and Uncertainties [Abstract]
Contract Receivable	$ 2,703,590	$ 2,200,351
Cash	$ 102,085		$ 800,000
Description of Interest Rate Risk	The sensitivity analysis below has been determined assuming that a change in interest rates had occurred at the end of the reporting period and had been applied to the exposure to interest rates for financial instruments in existence at that date. 1% increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates
Interest rates	1.00%
Interest expense	$ 24,394	$ 18,344